THE PRUDENTIAL SERIES FUND

Diversified Conservative Growth Portfolio (Growth Portfolio)

Supplement dated November 26, 2008

To the Prospectus and Statement of Additional Information (SAI), each dated May 1, 2008

On November 13, 2008, the Board of Trustees of Prudential Series Fund (the Trust) approved replacing RS Investment Management Company LLC (“RS”) with Eagle Asset Management (“Eagle”) for the Growth Portfolio. This subadvisory replacement will become effective on or about December15, 2008. Prudential Investments LLC (“PI” or the “Manager”) anticipates that assets initially allocated to Eagle would be comparable to assets currently allocated to RS. Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager. The allocations among subadvisers will be reviewed by the Manager periodically, and the allocations among subadvisers may be altered or adjusted by the Manager without prior notice to shareholders.

Jennison Associates LLC, EARNEST Partners LLC, Pacific Investment Management Company LLC, and Prudential Investment Management, Inc. will remain as subadvisers to the Growth Portfolio.

To reflect the changes described above, the following will be incorporated to the Trust’s prospectus and SAI as follows:

1.         The reference to RS in the section of the Prospectus under the caption “Risk/Return Summary –Investment Objectives & Principal Strategies of the Portfolios – Diversified Conservative Growth Portfolio” is deleted and replaced with a reference to Eagle Asset Management.

2.         The table of asset class & allocation percentages in the section of the Prospectus under the caption “More Detailed Information On How The Portfolios Invest – Investment Objectives & Policies – Diversified Conservative Growth Portfolio” is amended to delete all references to RS and replace them with references to Eagle.

3.         The table and section describing RS in the Prospectus under the caption “How The Fund Is Managed – Investment Subadvisers” is amended to replace all references to RS with Eagle as follows:

Portfolio	Investment Subadviser
Diversified Conservative Growth Portfolo	Eagle Asset Management Management (effective on or about December 15, 2008)

Eagle Asset Management (Eagle) was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients, both domestically and abroad. As of March 31, 2008, Eagle had approximately $14 billion in assets under management. Eagle's address is 880 Carillon Parkway, St. Petersburg, FL 33716.

4.         The section of the Prospectus describing RS under the caption “How The Fund Is Managed – Portfolio Managers” is deleted and replaced with the following:

Bert L. Boksen, CFA serves as the lead portfolio manager of the strategy. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 31 years of investment experience. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership.

Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 13 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

5.         The table of subadvisory fee rates and notes in Part I of the Statement of Additional Information under the caption “Management & Advisory Arrangements – Subadvisers” are amended as follows:

Subadvisers and Subadvisory Fee Rates
Portfolio	Subadviser	Fee Rate*
Diversified Conservative Growth	RS Investment Management Company LLC	Effective rate prior to December 15, 2008 0.50% for the first $150 million in assets; 0.45% over $150 million
	Eagle Asset Management	Effective rate after December 15, 2008 0.45% for the first $100 million in assets; 0.40% over $100 million

* Eagle Asset Management (Eagle): The assets managed by Eagle in the Diversified Conservative Growth Portfolio shall be aggregated with the assets managed by Eagle in the AST Small-Cap Growth Portfolio and the Small Capitalization Growth Portfolio of The Target Portfolio Trust.

6.         The table in Part I of the Statement of Additional Information under the caption “Management &Advisory Arrangements” is amended by replacing the references to RS with references to Eagle and providing corresponding fees paid by PI to Eagle in connection with the Growth Portfolio, as follows:

Portfolio	Subadviser	2007	2006	2005
Diversified Conservative Growth	Eagle Asset Management	N/A	N/A	N/A

7.         The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership” is amended by replacing the references to RS with references to Eagle, as follows:

Diversified Conservative Growth
Subadvisers	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets (millions)	Other Accounts/Total Assets (millions)	Ownership of Fund Securities
Eagle (as of 4/30/08)	Bert Boksen	12/$1.0B	2/$40.7M	2,810/$1.5B	None

8.         The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest” ” is amended by replacing the references to RS with references to Eagle, as follows:

Eagle

Compensation

Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys; Mr. Boksen and Mr. Mintz along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term; Additional deferred compensation plans are provided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen's and Mr. Mintz's compensation with respect to the Fund and other Funds managed by Mr. Boksen and Mr. Mintz. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen and Mr. Mintz also receive Stock option awards as part of their annual Bonus. These stock option awards vest over a three-year period. Mr. Boksen's and Mr. Mintz's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's and Mr. Mintz's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Conflicts of Interest

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Conflicts of Interest Eagle's portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

9.         “Appendix II: Proxy Voting Policies of the Subadvisers” in the Statement of Additional Information is amended by deleting references to RS and adding the following information concerning Eagle:

Eagle Asset Management

Eagle Proxy Voting Policy

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of clients with the overall goal of maximizing the growth of our clients' assets. Toward that end, Eagle has developed a comprehensive and detailed set of proxy voting guidelines, which our portfolio managers use to vote proxies in securities held in client accounts.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals, which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals that dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

In voting proxies of securities held in client accounts, Eagle's portfolio managers almost always recommend votes in accordance with the guidelines. By following predetermined voting guidelines, Eagle believes it will avoid any potential conflicts of interests, which would otherwise affect proxy voting. On the rare occasion where a manager recommends a vote contrary to Eagle's guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote i s cast in compliance with Eagle's overriding mandate to vote proxies in the best interests of clients and to avoid conflicts of interests.

A copy of Eagle's complete proxy voting policy and guidelines can be obtained by calling 800-237-3101. If you have any questions about these guidelines, or would like to know how your shares were voted, please contact our Compliance Department at 800-237-3101.

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